UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): May 15, 2009

CHAOLEI MARKETING AND FINANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Florida	5099	65-0968839
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

2416 Lincoln Street
Hollywood, FL 33020
 (Address of Principal Executive Offices)(Zip Code)

(305) 909-6987
 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT.

The following changes to the Company’s directors and officers have occurred:

o	On May 15, 2009, the following people resigned as Directors of the Company:
- Cuiling Jia - Chaoyi Zhong - Liu Xingyou

o	On May 15, 2009, the following people were appointed as Directors of the Company:
- Wen Xiao - Yu Bohai

o	Also, on May 15, 2009, the following person was hired as general counselof the Company:
- Hu Qingzhi, General Counsel

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 15, 2009, Cuiling Jia, Chaoyi Zhong and Liu Xingyou resigned as Directors of the company. The resignations were for unspecified reasons but were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On May 15, 2009, the Company appointed Wen Xiao and Yu Bohai as Directors of the Company.

On May 15, 2009, the Company hired Hu Qingzhi to serve in the position of General Counsel to the Company.

Xiao Wen,  Director

Xiao Wen was born in Chengdu, Sichuan China in 1967.  In addition to serving on our Board of Directrs, Mr. Wen serves as the Project Manager of the Sichuan Yuansen Industry Development Co., LtdPrior to joining Yuansen, Mr. Wen  worked as an Operation Director in Fei Ge Business Company, a German-owned company and as the Chief Manager of Administration of the Zhong Guo Qiang Real Estate Development Co., Ltd., a Taiwanese investment company.

Bohai  Yu, Director

Mr Yu currently serves as the Chairman of the Board and Corporate Representative of Sichuan Yuansen Industrial Development Co., Ltd.  He has been engaged in business management work for several decades.  His honors include the 1997 Shandong Province ”Outstanding Young Factory Manager”, and the 1997-2002 Yantai City “Top-notch Professional And Technical Personnel”.  He is also the beneficiary of a number of achievements in scientific research including the Provincial or Ministerial Progress Prize in science and technology and the State-level Key New Product.  Under his leadership, Yuansen has been honored with many awards, such as the Shandong Hi-tech Enterprise, the "AAA" credit rating enterprise of the Agricultural Bank of China, the Shangdong Provincial Valuable Contract and Promise Keeping Enterprise.

Qingzhi Hu

Qingzhi Hu was born in Dazhu, Sichuan, China in 1977.  Mr. Hu graduated from the Law School of Sichuan University, and earned his certificate of qualification as a lawyer in 2000.  He has participated in enterprise planning and operations on multiple occasions for several enterprises. In 2006, he received the title of Chengdu Outstanding Young Attorney.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAOLEI MARKETING AND FINANCE COMPANY.

Date: May 18, 2009	By: /s/ Luo Fan
Fan Luo President and Chairman of the Board